Financial instruments and risk management	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Financial instruments and risk management
25.	Financial instruments and risk management
The Group’s principal financial instruments are cash and cash equivalents. Other financial assets and liabilities include trade and other receivables and trade and other payables. Substantially all of the financial assets are neither past due nor impaired.

(a)	Capital management policy
The Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may make dividend payments to shareholders, return capital to shareholders or issue new shares.
According to the bank loan agreement (see note 21(a)), the Group is required to maintain positive net assets in its subsidiaries on unconsolidated level.

(b)	Credit risk
Credit risk is the risk that a counterparty of the Group fails to meet its obligations. The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk at the reporting date was:
(in thousands of Russian Roubles)

	Carrying amount as at December 31,
	2019	2018
Trade receivables	52,462	32,858
Cash and cash equivalents	2,089,215	2,861,110

Total	2,141,677	2,893,968

Trade receivables represent amounts owed by customers to the Group for the services provided. The Group’s customers come from various industries and none of the customers account for more than 10% of the revenues of the Group.

Cash and cash equivalents of the Group are primarily kept with Russian banks JSC ‘ALFA-BANK’ (credit ratings: Moody’s – Ba1, S&P – BB+) and PJSC ‘VTB Bank’ (credit ratings: S&P – A3). The Group limits its exposure to credit risk by holding cash and cash equivalents in the banks with high credit-ratings assigned by international credit-rating agencies.

(c)	Currency risk
The Group’s exposure to the risk of changes in foreign exchange rates related primarily to the net assets of the Group’s subsidiaries denominated in a currency that is different from their functional currency. The functional currencies of Group’s companies are primarily the Russian Rouble (RUB), Belarus Rouble (BYN), and Kazakh Tenge (KZT). The net assets denominated in foreign currency mainly relate
USD-denominated
cash balances.
The Group’s exposure to foreign currency risk was as follows:
(in thousands of Russian Roubles)

	December 31, 2019
	USD- denominated	EUR- denominated	KZT- denominated	BYN- denominated	RUB- denominated
Cash and cash equivalents	627,824	10	—	4	9,772
Trade and other payables	(6,781)	(3,154)	—	(253)	(102)

Net exposure	621,043	(3,144)	—	(249)	9,670

(in thousands of Russian Roubles)

	December 31, 2018
	USD- denominated	EUR- denominated	KZT- denominated	BYN- denominated	RUB- denominated
Cash and cash equivalents	27,192	4,361	—	—	8,317
Trade and other payables	(34,358)	(10,006)	(1,512)	—	—
Net assets /(liabilities) related to intra-group loans	—	—	(100,143)	5,984	—

Net exposure	(7,166)	(5,645)	(101,655)	5,984	8,317

Sensitivity analysis
The Group estimates that an appreciation of USD relative to the RUB by 10% would result in RUB 62,104 thousand gain before tax and increase of equity as at December 31, 2019 (as of December 31, 2018 – loss of RUB 717 thousand).
The Group has no exposure to the Kazakhstan Tenge (“KZT”) as at December 31, 2019.
The Group estimates that an appreciation of KZT relative to the RUB by 10% would result in RUB 10,166 thousand loss before tax and decrease of equity as at December 31, 2018.
The Group estimates that an appreciation of other currencies would not result in material loss before tax and decrease of equity as at December 31, 2019 and December 31, 2018.
The Group limits its exposure to currency risk by denominating substantial monetary assets and liabilities in currencies that match the cash flows generated by the underlying operations of the Group. In respect of monetary assets and liabilities denominated in foreign currencies, the Group’s policy is to ensure that its net exposure is kept to an acceptable level.

(d)	Interest rate risk
Changes in interest rates impact primarily loans and borrowings by changing their future cash flows or fair value (see note 21 (a)). Management does not have a formal policy of determining how much of the Group’s exposure should be to fixed or variable rates. However, at the time of raising new loans or borrowings management uses its judgment to decide whether it believes that a fixed or variable rate would be more favourable to the Group over the expected period until maturity.
The Group is exposed to interest risk primarily on its loan from PJSC “VTB Bank”, which bears interest rate equal to Central Bank of Russia Key Rate + 2% (before October 5, 2017 – Central Bank of Russia Key Rate + 3.7%) as described in Note 21. A reasonably possible increase of Central Bank of Russia Key Rate by 2 percentage points in 2019 would have decreased net income and equity by RUB 115,834 thousand for the year ended December 31, 2019.

(e)	Liquidity risk
Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. Liabilities of the Group exposed to liquidity risk are mainly consisting of bank loans payable, lease payables and trade and other payables repayable in the period less than one year (see notes 21, 22 and 23).
The Group manages liquidity risk by constantly reviewing forecasted cash flows to ensure that the Group has sufficient liquidity to maintain necessary capital expenditures and service the Group’s debt without incurring temporary cash shortfalls.
As at December 31, 2019 the Group’s current liabilities exceeded current assets by RUB 2,425,885 thousand. The Group’s current liabilities were mainly represented by contract liabilities of RUB 2,367,416 thousand. Due to the nature of the Group’s business, a substantial portion of customers pay upfront for subscriptions, thus contract liabilities arise. The Group expects that contract liabilities will continue to be significant and thus negative working capital will be maintained in the future periods. Management considers such structure of the working capital acceptable to the Group’s business model.
The following are the remaining contractual maturities of financial liabilities at the reporting date. The amounts are gross and undiscounted, and include estimated interest payments and exclude the impact of netting agreements.
(in thousands of Russian Roubles)
At December 31, 2019

		Contractual cash flows
	Carrying amount	Total	Less than 1 year	1-2 yrs	2-5 yrs
Non-derivative financial liabilities
Bank loan	5,129,055	5,800,010	1,472,827	3,136,545	1,190,638
Lease liabilities	290,618	345,663	83,654	89,377	172,632
Trade and other payables	360,136	360,136	355,897	—	4,239

Total:	5,779,809	6,505,809	1,912,378	3,225,922	1,367,509

(in thousands of Russian Roubles)
At December 31, 2018

		Contractual cash flows
	Carrying amount	Total	Less than 1 year	1-2 yrs	2-5 yrs
Non-derivative financial liabilities
Bank loan	6,166,054	7,538,193	1,544,807	1,544,650	4,448,736
Other loan	271,562	279,551	279,551	—	—
Trade and other payables	307,080	307,080	307,080	—	—

Total	6,744,696	8,124,824	2,131,438	1,544,650	4,448,736

It is not expected that the cash outflows included in the maturity analysis could occur significantly earlier, or at significantly different amounts.